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                                 EXHIBIT 10.04

                                ESCROW AGREEMENT


     This Escrow Agreement ("Escrow Agreement") is made and entered into as of February 6, 1998, by and between Jaymark, Inc., a Delaware corporation ("JAYMARK"), INTERCELL Corporation, a Colorado corporation ("INTERCELL") and
  -------                                                    ---------
Chicago Title Company, a California corporation ("ESCROW HOLDER").
                                                  -------------

                                R E C I T A L S
                                ---------------

     A. Jaymark and INTERCELL entered into a Stock Purchase Agreement dated February 6, 1998 (the "STOCK AGREEMENT"), relating to the sale of shares of
                       ---------------
California Tube Laboratory, Inc. (the "COMPANY").
                                       -------

     B. The Stock Agreement provides for the placement of Two Hundred Thousand Dollars ($200,000.00) of the purchase price into a separate escrow account (the "ESCROW ACCOUNT"), to collateralize each party's indemnification obligations
 --------------
under the Stock Agreement.

     C. Jaymark and INTERCELL now wish to establish the Escrow Account with Chicago Title Company ("Escrow Holder"), to set forth the terms and conditions under which the $200,000.00 shall be held in the Escrow Account and to provide written escrow instructions to Escrow Holder.

     D. Chicago Title Company has agreed to act as Escrow Holder provided that is understood that this is a limited escrow only and is being opened solely for the purpose of and is subject to the terms and conditions contained herein.

     NOW, THEREFORE the parties agree as follows:

                              A G R E E M E N T S
                              -------------------

1.  INCORPORATION OF RECITALS:  The recitals set forth above are incorporated
    -------------------------
herein and by this reference are made a part hereof as if said recitals were set forth in full as warranties and covenants.

2.  NOTICE OF LICENSING AGENCY:  As required by California State law, the
    --------------------------
parties are hereby notified that CHICAGO TITLE COMPANY is licensed by the California Department of Insurance.

3.  DEPOSIT OF FUNDS AND/OR DOCUMENTS INTO ESCROW:  On or before February 9,
    ---------------------------------------------
1998, the parties as indicated, will cause Escrow Holder to be handed the following funds and/or documents:

     A.  Jaymark will deposit the sum of $200,000.00.

     B. Jaymark and INTERCELL will each deposit additional funds as required to pay Escrow Holder's fee.

4.  CONDITIONS TO CLOSING:  The closing of this escrow is conditioned upon the
    ---------------------
following:

     A. Upon receipt of the funds Escrow Holder shall place said funds into an interest bearing account with all interest reportable to INTERCELL. INTERCELL will provide Escrow Holder with an executed W-9 Form to enable Escrow Holder to establish such interest bearing account.

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     B.  Escrow Holder shall hold the funds in escrow until such time as any one or more of the following events shall occur:

          i.  JOINT NOTICE:  All or any portion of the funds may be disbursed
              ------------
upon the joint written notice of Jaymark and INTERCELL.

          ii.  BREACH NOTICE:  If either party files written notice with Escrow
               -------------
Holder (the "FILING PARTY") that the other party (the "RECEIVING PARTY") has
             ------------                              ---------------
breached any of its representations and warranties under the Stock Agreement ("BREACH NOTICE"), including a demand for a specific dollar amount in
---------------
consideration of such breach ("BREACH AMOUNT"), Escrow Holder shall immediately
                               -------------
forward a copy of such Breach Notice to the Receiving Party via certified mail, return receipt requested. If the Receiving Party has not filed any written dispute ("DISPUTE NOTICE") of the Breach Notice with Escrow Holder, within
          --------------
thirty (30) days of Escrow Holder's mailing of same, then Escrow Holder is to IMMEDIATELY FORTHWITH and without the requirement for any further approvals, release the Breach Amount to the Filing Party. If the Receiving Party files a Dispute Notice then Jaymark and INTERCELL shall attempt to resolve the dispute amicably within a period of thirty (30) days from the filing of the Dispute Notice. If INTERCELL and Jaymark are unable to resolve the dispute within such thirty (30) day period, the dispute may at any time thereafter be submitted by INTERCELL or Jaymark to arbitration in San Diego, California, before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. Jaymark and INTERCELL agree that the arbitrator's award shall be final and binding upon them with respect to any Breach amounts to be released by Escrow Holder. The prevailing party in any such arbitration shall be entitled to all costs and expenses of such arbitration (including reasonable attorney's fees). In the event that an award not entirely in favor of either party is entered by the arbitrator, the costs and expenses of the arbitration shall be paid as directed by the arbitrator. It is understood that once said funds have been released from escrow, in compliance with this provision, that Escrow Holder shall be relieved of any further responsibility or liability for the amount so released.

          iii.  ARBITRATION AWARD OR COURT ORDER.  Upon the delivery, to Escrow
                --------------------------------
Holder by either Jaymark or INTERCELL of an arbitration award or court order relating to the funds held in the Escrow Account, the Escrow Holder shall disburse the appropriate amount of such funds in compliance with such arbitration award(s) or court order(s).

          iv.  ONE YEAR FROM DEPOSIT OF FUNDS:  If after one (1) year from the
               ------------------------------
date of deposit of the $200,000.00, any portion remains on deposit in the Escrow Account and Escrow Holder has not received a written Breach Notice against said funds, then one-half (1/2) of the amount remaining on deposit, less any amounts which are the subject of Unresolved Claims (as defined below), plus the interest, if any, earned through such date on that portion of the escrow funds paid to INTERCELL pursuant to this Section, is to AUTOMATICALLY be released to INTERCELL without the requirement for any further instructions or notices. It is understood that once said funds have been released from escrow, in compliance with this provision, that Escrow Holder shall be relieved of any further responsibility or liability for the amount so released.

          v.  TWO YEARS FROM DEPOSIT OF FUNDS:  If after two (2) years from the
              -------------------------------
date of deposit of the $200,000.00, any portion remains on deposit in escrow and Escrow Holder has not received a written Breach Notice against said funds, then all of the amount remaining on deposit, less any amounts which are the subject of Unresolved Claims (as defined below), plus the interest, if any, earned through such date on that portion of the escrow funds paid to INTERCELL pursuant to this Section is to AUTOMATICALLY be released to INTERCELL without the requirement for any further instructions or notices. It is understood that once said funds have been released from escrow, in compliance with this

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provision, that Escrow Holder shall be relieved of any further responsibility or liability for the amount so released.

          vi.  TWO AND ONE-HALF YEARS FROM DEPOSIT OF FUNDS:  If after two and
               --------------------------------------------
one-half (2 & 1/2) years from the date of deposit of the $200,000.00, any portion remains on deposit in escrow, whether or not such amount is the subject
                                      -----------------------------------------
to any Unresolved Claims.  ESCROW HOLDER shall be entitled to commence
------------------------
collecting additional escrow fees against said funds, at the rate of One Hundred
                                                                     -----------
Dollars ($100.00) per month.
---------------------------

          vii.  "UNRESOLVED CLAIMS":  As used in this Escrow Agreement the term
                 -----------------
"Unresolved Claims" means any claim or request made pursuant to the Stock Agreement which may be made against the escrow funds in accordance with the Stock Agreement or this Escrow Agreement and which is the subject of a Breach Notice until such time as such claim or request has been paid in full or otherwise fully settled, compromised or adjusted by INTERCELL, Jaymark and the Escrow Holder.

5.  CLOSE OF ESCROW:  When all funds have been released from escrow, as
    ---------------
described in Item No. 4 above, this escrow shall be considered closed and Escrow Holder shall have no further duties or responsibilities hereunder.

6.  LIMITED ESCROW:  It is understood and agreed that the obligations and
    --------------
responsibilities of Escrow Holder shall be strictly limited to those
                                           -------------------------
specifically set forth in this Escrow Agreement, Escrow Holder shall have no
-----------------------------------------------
liability or concern for any acts not specifically described in this Escrow Agreement. Escrow Holder is accepting this escrow based on the following representations of the parties hereto:

     A.  LEGAL COUNSEL:  Escrow Holder has accepted this escrow based on the
         -------------
representation of the parties that each is or will be represented by legal counsel and will obtain legal advice regarding this transaction from their independent counsel. Parties to this escrow are advised that Escrow Holder would not accept this escrow without this representation. The parties to this escrow are further advised that Escrow Holder is NOT qualified and does not give tax or legal advice.

     B.  UNCLEAR OR AMBIGUOUS INSTRUCTIONS:  Escrow Holder shall have the right
         ---------------------------------
and authority to withhold any action and to require the written consent of all necessary parties or require further written instructions if, in the judgment of the Escrow Holder: (i) such action calls or appears to require the use of discretionary judgment by the Escrow Holder (ii) the provisions in the Escrow Agreement or any amendments thereto are ambiguous or unclear, or (iii) the actions are too onerous, hazardous or not within the ordinary scope of Escrow Holder's activity.

     C.  AUTHORIZATION TO CLOSE.  Due to the special nature of this Escrow
         ----------------------
Agreement, Escrow Holder, at Escrow Holder's option, reserves the right to require notice from the parties, prior to close, confirming that all conditions which affect Escrow Holder's ability to close this escrow, have been either satisfied or removed.

     D.  NO TITLE INSURANCE AND INDEMNIFICATION TO ESCROW HOLDER.
         -------------------------------------------------------
Notwithstanding the fact that Escrow Holder is a title insurance company, Escrow Holder is specifically indemnified and held harmless for any other liability whatsoever, of any kind or nature, including but not limited to: (i) LACK OF
                                                                     -------
EXAMINATION OF TITLE AND/OR LACK OF OBTAINING ANY FORM OF TITLE INSURANCE
-------------------------------------------------------------------------
COVERAGE HEREIN, (ii) any tax and or legal consequences of this transaction,
---------------
(iii) verification of any form of fire insurance coverage, (iv) compliance with any regulations involving securities laws and (v) the contents or enforceability of any document delivered herein.

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     E.  NO SECURITIES REQUIREMENTS:  Escrow Holder has accepted this escrow
         --------------------------
based on the parties representation that Escrow Holder shall have no liability with any securities transfer requirements or regulations. Escrow Holder has fully disclosed to the parties that Escrow Holder does not handle securities transfers.

     F.  TAX TREATMENT, REPORTING & REGISTRATION:  Escrow Holder shall have no
         ---------------------------------------
liability with any tax treatment that may result due to this transaction nor compliance with requirements of any governmental agency, as relates to holding, transfer or registration of securities. Escrow Holder is acting only as the escrow agent for the parties and is not acting as a withholding agent, registration agent or tax reporting agent.

     G.  NOT A BULK SALE ESCROW:  Escrow Holder has accepted this escrow based
         ----------------------
on the parties representation that Escrow Holder shall have no liability or responsibility with any bulk transfer requirements, regulations or laws and no responsibility or liability with the transfer of any Liquor License. Escrow Holder has fully disclosed to the parties that Escrow Holder does not handle Bulk Sale or liquor license transfers.

7.  ESCROW HOLDER'S FEE:  Escrow Holder's fees for services herein shall be as
    -------------------
and shall be paid one-half by Jaymark and one-half by INTERCELL. All fees shall be considered earned in their entirety at the time of payment:

     A.  $1,000.00 shall be due and payable upon the deposit of the $200,000.00.

     B. After two and one-half (2 & 1/2) years from date of deposit of the $200,000.00 Escrow Holder shall be entitled to the additional fees described in
Section 4(vi) of this Escrow Agreement.

     C. The above fees cover the basic services contemplated by this Escrow Agreement. In the event services are required which are in addition to those which would normally be contemplated by this Agreement, such additional services will be charged at a rate of $150.00 per hour.

8.  GENERAL CONDITIONS:
    ------------------

     A.  ESCROW HOLDER'S GENERAL PROVISIONS.  By signature hereon, the parties
         ----------------------------------
approve Escrow Holder's General Provisions, a copy of which is attached hereto as Exhibit "A", as such General Provisions apply to this type of escrow
                -------------------------------------------------------
transaction.
-----------

     B.  COUNTERPARTS.  This Escrow Agreement may be executed in any number of
         ------------
identical counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute but a single instrument.

     C.  AMENDMENTS.  No amendments to the Escrow Agreement shall be effective
         ----------
unless same are in writing executed, by all parties and deposited into this escrow.

     D.  GOOD FUNDS.  Chapter 598, Statutes of 1989, effective January 1, 1990,
         ----------
mandates certain hold periods for any type of check (including Cashier's Check) being deposited into this escrow, prior to disbursement being able to take place. Delays in closing and/or delays in releases of funds will occur if funding is by other than a Federal wire transfer.

     E.  FAX SIGNATURES.  In the event a party to this Escrow Agreement utilizes
         --------------
"facsimile" transmitted signed documents, all parties hereby agree to accept and instruct Escrow Holder to rely upon such documents as if they bore original signatures. The parties acknowledge and agree to provide to Escrow Holder, within 72 hours of transmission, such documents bearing the original signatures. The

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parties further acknowledge and agree that documents necessary for recording with non-original (facsimile) signatures will not be accepted for recording by the County Recorder, thus delaying the close of escrow.

     F.  CALIFORNIA LAW.  It is understood and agreed that Escrow Holder's
         --------------
liability herein shall at all tunes be controlled by California Law.

     IN WITNESS WHEREOF, this Escrow Agreement has been executed by the parties effective as of the date indicated above.

Jaymark, Inc., a Delaware         INTERCELL Corporation, a Colorado Corporation
corporation

By:   /s/ Eric P. Wenaas          By:   /s/ Paul H. Metzinger
   ----------------------------      -----------------------------------------
     Name:  Eric P. Wenaa         Name:  Paul H. Metzinger
          ---------------------        ---------------------------------------
     Its:  President & CEO        Its:  President
         ----------------------       ----------------------------------------


Address:                          Address:

                                  Suite 3290, 370-17th Street
-------------------------------   ---------------------------------------------
                                  Denver, CO 80202
-------------------------------   ---------------------------------------------

Chicago Title Company
By:   /s/ Kathy Robinson
   ----------------------------
     Name:  Kathy Robinson
          ---------------------
     Title:  Asst. Secretary
           --------------------
           Escrow Officer
           --------------------

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
TO:  CHICAGO TITLE COMPANY, PARK CAMINO BRANCH

                              GENERAL PROVISIONS

1. Time is of the essence of these instructions. If this escrow is not in a condition to close by the TIME LIMIT DATE stated in these instructions and written demand for cancellation is received by you from any principal to this escrow after said date, you shall act in accordance with paragraph 7 of these General Provisions. If no conflicting instruction or demand for cancellation is made, you will proceed to close this escrow when the principals have complied with the escrow instructions. In the event one or more of these General Provisions are held to be invalid in judicial proceedings, those remaining will continue to be operative. Any amendments of or supplements to any instructions affecting escrow must be in writing. The principals will hand you any funds and instruments required from each respectively to complete this escrow.

2. If any check submitted to escrow is dishonored when presented for payment, you are authorized to notify all principals and/or their respective agents of such non payment.

3. You are authorized to deliver and/or record all documents and disburse all funds when you can comply with these instructions and insure title as called for herein. These instructions may be executed in counterparts and together shall constitute one and the same document. If these instructions relate to a sale, buyer agrees to buy and seller agree to sell upon the terms and conditions hereof. All documents, balances and statements due the principals are to be mailed to their respective addresses as provided, unless otherwise directed. In the event that any party to this escrow utilizes facsimile transmitted signed documents, all parties hereby agree to accept and hereby instruct the escrowholder to rely upon such documents as if they bore original signatures. Buyer and seller further acknowledge that any documents to be recorded bearing non original (facsimile) signatures will not be accepted for recording by the county recorder.

4. No examination or insurance as to the amount or payment of personal property taxes is required unless specifically requested.

5. All written notices, communications, change of instructions and documents are required to be delivered timely at the office of CHICAGO TITLE COMPANY
     (CTC) as set forth herein.

6. All funds received in this escrow shall be deposited with other escrow funds in one or more escrow (demand) accounts of CHICAGO TITLE COMPANY
     (CTC) in any state or national bank. The parties to this escrow understand that the escrow accounts you maintain with the depository institutions contribute to your value as a customer of these institutions which, in turn, may make available to CTC an array of bank services, accommodations or other benefits. You shall have no obligation to account for the value of any escrow-related accounting services and incidental benefits that may be provided to the company by any depository bank. All disbursements shall be made by your check, unless otherwise instructed. You shall not be responsible for any delay in closing if funds received by escrow are not available for immediate withdrawal. CTC may, at its option, require concurring instructions from all principals prior to release of any funds on deposit in this escrow.

7. If a demand to cancel is submitted after the Time Limit Date, any principal so requesting you to cancel this escrow shall file notice of demand to cancel in your office in writing. You shall within three (3) working days thereafter mail by certified mail one copy of such notice to each of the other principals at the address stated in this escrow. Unless written objection thereto is filed in your office by a principal within fifteen
     (15) calendar days after date of such mailing you are authorized to cancel this escrow. If this is a sale escrow, you may return lender's papers and/or funds upon lender's demand.

8. In the event you should receive or become aware of any conflicting demands or claims with respect to this escrow or the rights of any of the parties hereto, or any money or property deposited herein, you shall have the absolute right at your option to discontinue any or all further acts until such conflict is resolved to your satisfaction.

9. You are released from and shall have no liability, obligation or responsibility with respect to (a) withholding of funds pursuant to Section 1445 of the Internal Revenue Code of 1954 as amended, and to Sections 18805 and 26131 of the California Revenue and Taxation Code, (b) advising the parties as to the requirements of said Section 1445, (c) determining whether the transferor is a foreign person or a non-resident under such Sections, nor (d) obtaining a non foreign affidavit or other exemption from withholding under said Sections nor otherwise making any inquiry concerning compliance with such Sections by any party to the transaction.

10. You are authorized to destroy or otherwise dispose of any and all documents, papers, instructions, correspondence and other material pertaining to this escrow at the expiration of six years (6) from the close of escrow or cancellation thereof, without liability and without further notice.


                  INITIALS:   /s/ PHM    INITIALS:   /s/ EPW
                            -----------            -----------

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